4. Premises and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Premises and Equipment

Major classifications of premises and equipment at December 31, 2015 and 2014 are summarized as follows:

(Dollars in thousands)
	2015	2014

Land	$3,669	3,681
Buildings and improvements	15,889	15,864
Furniture and equipment	19,462	18,442

Total premises and equipment	39,020	37,987

Less accumulated depreciation	22,044	20,987

Total net premises and equipment	$16,976	17,000

The Company recognized approximately $2.4 million in depreciation expense for the year ended December 31, 2015.  Depreciation expense was approximately $2.5 million and $1.9 million for the years ended December 31, 2014 and 2013, respectively.